Exhibit 99.1
                                                              ------------

                              SEPARATION AGREEMENT


       This Agreement dated as of June 10, 2004 is by and between Commonwealth Industries, Inc., a Delaware corporation (the "Company"), and Mark V. Kaminski (the "Executive").

         IT IS HEREBY AGREED AS FOLLOWS:

1. The payments and benefits under this Separation Agreement are in consideration of the Executive's waiver and release in
                  Section 10 hereof and covenants in Section 13 hereof.

2. The Executive and the Company agree that the Executive's last day of employment with the Company will be on June 11, 2004 (the "Date of Termination").

3. The Company will pay the Executive a lump sum in cash, on the first business day following the expiration of the Revocation Period (as defined in Section 16, the following amounts, reduced by applicable tax withholding:

a. the Executive will be paid his current annual base salary that was earned but unpaid through the Date of Termination;

b. any accrued and unpaid vacation pay, the Executive will be paid an amount equal to $ 93,591.40; and

c.                an additional amount equal to $4,281,981.51(the "Severance
                  Benefit").

4. The Executive and Executive's dependents, shall receive continued coverage medical, dental, accident, disability and life insurance benefits, subject to the terms and conditions of the applicable plan (and at the same employee costs) in effect for active employees from time to time (or a benefit of substantially equivalent value, if the Executive cannot continue as a participant in the Company's plans), for a three year period following the Date of Termination. Such period shall run concurrently with the period for COBRA continuation coverage. Notwithstanding the foregoing, in the event Executive becomes reemployed with another employer and becomes eligible to receive welfare benefits from such employer, then the benefits described above shall be secondary to such benefits during the period of Executive's eligibility.

5. All unvested Company stock options and any other equity awards, if any, shall vest on the Date of Termination.

6. The executive agrees to provide consulting services to the Company at a rate of $500 per hour plus usual and customary business expenses by mutual agreement between the parties.

7. The Company and the Executive agree that as of the Date of Termination there are no other amounts or benefits due to the Executive through such date or thereafter from or under any other plan, program, policy or agreement of the Company, other than tax qualified retirement plans maintained by the Company. The Severance Agreement between an affiliate of the Company and Executive, dated as of Februrary 1, 1996, is cancelled and terminated effective the date hereof, as well as any other individual employment agreement with the Executive.

8. Effective as of the Date of Termination, the Executive hereby resigns as a member of the board of directors of the Company and of all other subsidiaries or affiliates of the Company as well as any other positions held with such subsidiaries or affiliates effective as of the Date of Termination and agrees to execute such other documents as may be requested by the Company to implement such resignations.

9. The Company shall indemnify the Executive to the extent provided pursuant to Section 6.4 of the Company's By-Laws, as in effect on the Date of Termination, and the Executive shall not be entitled to any other rights to indemnification by the Company other than as set forth therein.

10. In consideration of the Severance Benefits, the Executive on behalf of himself and his heirs and assigns, hereby settles, waives, releases and discharges any and all claims, including unemployment for the duration of the severance term, demands, actions or causes of action, known or unknown, which he has or may have against the Company, its affiliates, subsidiaries, parents, joint ventures, and its and their officers, directors, shareholders, employees, predecessors, and partners, and its and their respective successors and assigns, heirs, executors, and administrators (collectively,
                  "Released Parties") including, but not limited to, claims arising from or during his employment with Commonwealth, including any of its predecessors in interest, the terms and conditions of that employment, his separation from that employment, any employment or severance agreement, or any other event, transaction or communication between the Executive and the Released Parties. The Executive recognizes that by signing this Agreement, he may be giving up some claim, demand or cause of action, which he now may have, whether known or unknown.

11. This Agreement includes but is not limited to, the release of any and all claims or charges of discrimination filed, or which could have been filed, against the Released Parties by the Executive with the United States Equal Employment Opportunity Commission, the United States Department of Labor, the Kentucky Bureau of Employment Services, the Kentucky Civil Rights Commission, the Kentucky Department of Labor, or any other state or local civil rights agency;
                  claims arising under the Fair Labor Standards Act of 1938, 29 U.S.C.ss.201, et seq.; Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, 42 U.S.C.ss.2000e-5, et seq.; the Americans with Disabilities Act of 1990, 42 U.S.C.ss.12101, et seq.; the Family and Medical Leave Act of 1993, 29 U.S.C.ss.2601, et seq.; the The Executive Retirement Income Security Act of 1974, 29 U.S.C.ss.1001, et seq.; the Federal Rehabilitation Act of 1973, 29 U.S.C.ss.701, et seq.; the Equal Pay Act of 1963, as amended, 29 U.S.C.ss.ss.206(d) and 216(b); the Civil
                  Rights Act of 1866, 42 U.S.C.ss.1981; the Civil Rights Act of 1871, 42 U.S.C.ss. 1983; the Uniformed Services Employment and Reemployment Rights Act of 1994, 38 U.S.C.ss.4301, et seq.; the National Labor Relations Act, 29 U.S.C.ss.151 et seq.; the Labor Management Relations Act, 29 U.S.C.ss.141 et seq.; the Kentucky Civil Rights Act, KRS 344.010 et seq.; the Kentucky Equal Opportunities Act, KRS 207.140 et seq.; the Kentucky Wages and Hours Act, KRS 337.010 et seq.; KRS
                  342.197 (Workers' Compensation Retaliation); the Kentucky Labor Code; KRS 446.070; federal, state and local Occupational Safety and Health Laws; and any other claims of employment discrimination arising under any state statute or local ordinance, and any other claim of employment discrimination, retaliation, infliction of emotional distress, defamation, invasion of privacy, tortious interference with contractual relations, wrongful termination, outrage, promissory estoppel, claims or demands arising under express or implied contract, breach of contract, tort, public policy, the common law or any federal, state or local statute (including state and local anti-discrimination statutes), ordinance, regulation or constitutional provisions, or other liabilities, suits, debts, claims for back pay, front pay, compensatory or punitive damages, injunctive relief, severance pay, costs, reinstatement, attorneys' fees, business expenses, commissions, bonuses, incentive compensation plans, or payment or reimbursement under any health insurance or other employee benefit plan, insurance premiums or other sums of money, grievances, expenses, demands, controversies of every kind and description, whether liquidated or unliquidated, known or unknown, contingent or otherwise and whether specifically mentioned or not, that exist or might be claimed to exist at or prior to the date of this Agreement.

12. The Executive agrees that in exchange for a portion of the Severance Benefits (which the Executive agrees constitutes consideration for all commitments made herein in addition to anything of value to which he is already entitled), that this Agreement constitutes a knowing and voluntary release and waiver of all rights or claims he may have against the Released Parties including, but not limited to, all rights or claims arising under the Age Discrimination in Employment Act of 1967, 29 U.S.C. ss.ss. 621-634, as amended by the Older Workers' Benefit Protection Act, P.L. 101-433 ("ADEA"), including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA and any state statute or local ordinance barring age discrimination.

13. Commonwealth and the Executive agree that, by entering into this Agreement, the Executive does not waive rights or claims that may arise after the date this Agreement is executed.


14. In consideration of the Severance Benefits, the Executive agrees to the following covenants:

a. Non-Compete. For a 24 month period after the Date of Termination, the Executive shall not directly or indirectly (without the prior written consent of the Company):

                  i. hold a 5% or greater equity (including stock options whether or not exercisable), voting or profit participation interest in a Competitive Enterprise, or

                  ii. associate (including as an officer, employee, partner, consultant, agent or advisor) with a Competitive Enterprise and in connection with the Executive's association engage, or directly or indirectly manage or supervise personnel engaged, in any activity:

                           (A) that is substantially related to any activity that the Executive was engaged in with the Company or its affiliates during the 12 months prior to the Date of Termination, (excluding as a director)

                           (B) that is substantially related to any activity for which the Executive had direct or indirect managerial or supervisory responsibility with the Company or its affiliates during the 12 months prior to the Date of Termination, or

                           (C)      that calls for the application of
                                    specialized knowledge or skills
                                    substantially related to those used by the Executive in his activities with the Company or its affiliates during the 12 months prior to the Date of Termination.

                  For purposes of this Agreement, "Competitive Enterprise" means any business enterprise anywhere in the United States that either (A) engages in the manufacture and sale of aluminum sheet from recycled aluminum for distributors and transportation, construction and consumer durables end-use markets or (B) holds a 5% or greater equity, voting or profit participation interest in any enterprise that engages in such a competitive activity.

b. Non-Solicit. For a 24 month period after the Date of Termination, the Executive shall not, in any manner, directly or indirectly (without the prior written consent of the Company): (i) Solicit any Client to transact business with a Competitive Enterprise or to reduce or refrain from doing any business with the Company, (ii) transact business with any Client that would cause the Executive to be a Competitive Enterprise, (iii) interfere with or damage any relationship between the Company and a Client or (iv) Solicit anyone who is then an employee of the Company to resign from the Company or to apply for or accept employment with any other business or enterprise.

                  For purposes of this Agreement, a "Client" means any client or prospective client of the Company or its affiliates to whom the Executive provided services, or for whom the Executive transacted business, or whose identity became known to the Executive in connection with his relationship with or employment by the Company or its affiliates, and "Solicit" means any direct or indirect communication of any kind, regardless of who initiates it, that in any way invites, advises, encourages or requests any person to take or refrain from taking any action.

c. Confidential Information. The Executive hereby acknowledges that, as an employee of the Company, he will be making use of, acquiring and adding to confidential information of a special and unique nature and value relating to the Company and its strategic plan and financial operations. The Executive further recognizes and acknowledges that all confidential information is the exclusive property of the Company, is material and confidential, and is critical to the successful conduct of the business of the Company. Accordingly, the Executive hereby covenants and agrees that he will use confidential information for the benefit of the Company only and shall not at any time, directly or indirectly, during the term of this Agreement and thereafter divulge, reveal or communicate any confidential information to any person, firm, corporation or entity whatsoever, or use any confidential information for his own benefit or for the benefit of others. Notwithstanding the foregoing, the Executive shall be authorized to disclose confidential information (i) as may be required by law or legal process after providing the Company with prior written notice and an opportunity to respond to such disclosure (unless such notice is prohibited by law),
                  (ii) in any criminal proceeding against him after providing the Company with prior written notice [and an opportunity to seek protection for such confidential information] and (iii) with the prior written consent of the Company.

d. Survival. Any termination of this Agreement (or breach of this Agreement by the Executive or the Company) shall have no effect on the continuing operation of this Section 13.

e. Validity. The terms and provisions of this Section 14 are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. The parties hereto acknowledge that the potential restrictions on the Executive's future employment imposed by this Section 14 are reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of this
         Section 14 unreasonable in duration or geographic scope or otherwise, the Executive and the Company agree that the restrictions and prohibitions contained herein shall be effective to the fullest extent allowed under applicable law in such jurisdiction.

f. Consideration. The parties acknowledge that this Agreement would not have been entered into and the benefits described in Section 3 or 4 would not have been promised in the absence of the Executive's promises under this Section 14.

15. The Executive represents and warrants that Commonwealth advised him in writing to consult with an attorney prior to executing this Agreement and that he was given the opportunity to consult with an attorney. The Executive further represents and warrants that Commonwealth provided him a period of at least twenty one (21) days in which to consider this Agreement before executing this Agreement, and that Commonwealth apprised him of eligibility factors for receiving the Severance Benefits and any applicable time limits.

16. Commonwealth and the Executive agree that, for a period of seven (7) days following the execution of this Agreement, the Executive has the right to revoke this Agreement, and Commonwealth and the Executive further agree that this Agreement shall not become effective or enforceable until the revocation period of seven (7) days has expired.

17. The Executive agrees that if he executes this Agreement at any time prior to the end of the period that Commonwealth provided him in which to consider this Agreement, such early execution was a knowing and voluntary waiver of his right to consider this Agreement for at least twenty one (21) days, and was due to his desire to immediately receive consideration provided hereunder and his belief that he had ample time in which to consider and understand this Agreement, and in which to review this Agreement with an attorney.

18. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior contemporaneous, oral or written agreements or understandings between the parties. No representation, promise, inducement or statement of intention has been made by the Released Parties that is not embodied in this Agreement. No party shall be bound by or liable for any alleged representation, promise, inducement, or statement of intention not contained in this Agreement. This Agreement cannot be amended, modified, or supplemented in any respect except by subsequent written agreement signed by all parties hereto.

19. Employee agrees to indemnify and hold the Released Parties harmless from and against any and all loss, cost, damage, or expense, including, but not limited to, reasonable attorneys' fees, incurred by the Released Parties arising out of any action at law or equity, or any other proceeding, they find necessary to enforce any of the terms, covenants or conditions of the Agreement or due to a breach of this Agreement by Employee. In the event a court determines that Employee has breached this Agreement, specifically including (but not limited to) reinstating or instituting any legal or administrative proceeding against the Released Parties in violation of any provision of this Agreement (other than proceedings brought pursuant to the ADEA), Employee specifically acknowledges that he will return to
         Commonwealth: (i) the Severance Benefit, less $500; and (ii) any recovery Employee obtains as a result of legal or administrative proceedings brought against the Released Parties in violation of this Agreement.

20. The Released Parties will have all of the rights and remedies available at law and equity to enforce their rights under this Agreement. Should it be held at any time by a court of competent jurisdiction that any of the obligations, covenants or agreements set forth in this Agreement are illegal, invalid or unenforceable, the validity of the remaining parts, terms, or provisions shall not be affected thereby and any illegal, invalid or unenforceable parts, terms or provisions shall be deemed not to be a part of this Agreement.

21. This Agreement shall be interpreted and enforced in accordance with the laws of the Commonwealth of Kentucky. Employee consents to the exclusive jurisdiction of courts located in Kentucky, agreeing to waive any argument of lack of personal jurisdiction or forum non-conveniens with respect to any claim or controversy arising out of or relating to this Agreement, Employee's employment with the Company, Employee's separation from that employment, and any other contact or communication involving Employee and the Company.

22. Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require.

PLEASE READ CAREFULLY

         I, MARK V. KAMINSKI, EXPRESSLY ACKNOWLEDGE, REPRESENT AND WARRANT THAT I HAVE CAREFULLY REVIEWED THIS AGREEMENT; THAT I FULLY UNDERSTAND THE TERMS, CONDITIONS AND SIGNIFICANCE OF THIS AGREEMENT; THAT I HAVE HAD AMPLE TIME TO CONSIDER THIS AGREEMENT; THAT THE COMPANY HAS ADVISED ME IN WRITING TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT I HAVE HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT WITH AN ATTORNEY AND HAVE DONE SO OR HAVE DECLINED TO DO SO; AND THAT I HAVE EXECUTED THIS AGREEMENT KNOWINGLY, VOLUNTARILY, AND WITH SUCH ADVICE FROM AN ATTORNEY AS I DEEMED APPROPRIATE.


IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused this Agreement to be executed in its name and on its behalf, all as of the date first written above.

                                             EXECUTIVE

                                             /s/ Mark V. Kaminski
                                             ---------------------------------
                                             Mark V. Kaminski



                          Commonwealth Industries, Inc.


                                         By: /s/ Lenna Ruth Macdonald
                                         Name: Lenna Ruth Macdonald
                                         Title: Vice President, General
                                                Counsel and Secretary